Unocal Corporation
                                         2141 Rosecrans Avenue, Suite 4000
                                         El Segundo, California 90245


                           UNOCAL [LOGO APPEARS HERE]



                                         April 7, 2003
Dear Stockholder:

     Please accept my personal invitation to attend our Annual Meeting of Stockholders on Monday, May 19, 2003. It will be held in the auditorium at the Company's Hartley Center, 376 South Valencia Avenue in Brea, California, at 10:00 A.M. to elect four directors, ratify the appointment of independent accountants, and vote on two stockholder proposals. Before the conclusion of the Meeting, there will be a period for questions and comments.

     If you are a registered stockholder and plan to attend the Stockholders' Meeting, please mark the attendance box on your proxy card and bring the tear-off admission ticket with you to the Meeting. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or a letter from the bank or broker are examples of proof of ownership. Stockholders will be asked for identification for admission to the Meeting.

     Your vote is important. I urge you to submit your proxy as soon as possible so that your shares will be represented. Again this year, most stockholders have their choice of three methods to vote by proxy:

        o        Mail, using the enclosed proxy card and return envelope
                 ----
        o        Phone, using the 800 number provided on the proxy card
                 -----
                 (U.S. and Canada only), or
        o        Internet, using the website provided on the proxy card.
                 --------

     Thank you very much for your continued interest and support.

                                         Sincerely,


                                         /s/ Charles R. Williamson


                                         Charles R. Williamson
                                         Chairman of the Board of Directors and
                                         Chief Executive Officer

                                TABLE OF CONTENTS


                                                                                                              Page
 Invitation from the Chairman.................................................................................Cover

 Notice of 2003 Annual Meeting of Stockholders................................................................  i

 Proxy Statement..............................................................................................  1

 General Information..........................................................................................  1

 Item 1.  Election of Directors...............................................................................  3
    2002 Board Meetings.......................................................................................  6
    Board Committee Meetings and Functions....................................................................  6
    Directors' Compensation...................................................................................  8
    Security Ownership of Management.......................................................................... 10
    Section 16(a) Beneficial Ownership Reporting Compliance................................................... 11
    Other Information......................................................................................... 11
    Executive Compensation.................................................................................... 12
      Report of the Management Development and Compensation Committee......................................... 12
      Performance Graph-- Cumulative Return to Stockholders................................................... 16
    Indebtedness of Management................................................................................ 25
    Security Ownership of Certain Beneficial Owners........................................................... 26

 Item 2.  Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Accountants................ 27
    Report of the Audit Committee............................................................................. 27
    Audit Fees................................................................................................ 28
    All Other Fees............................................................................................ 28

 Item 3.  Stockholder Proposal:  Bylaw Requiring that the Chairman Be an Independent Director ................ 28

 Item 4.  Stockholder Proposal:  Hiring of an Investment Banking Firm to Sell the Corporation................. 31

 Item 5.  Other
 Business......................................................................................                32

 Stockholder Proposals for the 2004 Annual Meeting............................................................ 32

 Exhibit A:  Corporate Governance Principles.................................................................. A-1

 Exhibit B:  Directors' Code of Conduct....................................................................... B-1

 Exhibit C:  Audit Committee Charter.......................................................................... C-1

                                             Notice of 2003
                                             Annual Meeting
                                             of Stockholders


                           UNOCAL [LOGO APPEARS HERE]



     The 2003 Annual Meeting of Stockholders of Unocal Corporation (the "Company"), a Delaware corporation, will be held in the auditorium at The Hartley Center, 376 South Valencia Avenue in Brea, California, on Monday, May 19, 2003, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

     (1) To elect four directors for three-year terms that will expire at the annual meeting in 2006;

     (2) To ratify the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as the Company's independent accountants for 2003;

     (3) To consider and act upon the two stockholder proposals described in the accompanying Proxy Statement, if presented at the Meeting; and

     (4) To consider and act upon such other matters as may properly be brought before the Meeting and any adjournment thereof.

     Only stockholders of record at the close of business on March 20, 2003, are entitled to vote at the Annual Meeting and any adjournment thereof.


                                             By Order of the Board of Directors


                                             /S/ Brigitte M. Dewez


                                             Brigitte M. Dewez
                                             Corporate Secretary

April 7, 2003
El Segundo, California

                                             Proxy Statement


                          UNOCAL [LOGO APPEARS HERE]



                                             Unocal Corporation
                                             2141 Rosecrans Avenue, Suite 4000
                                             El Segundo, California 90245

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unocal Corporation (the "Company" or "Unocal"), a Delaware corporation, for use at the 2003 Annual Meeting of Stockholders of the Company to be held on May 19, 2003, and any adjournment thereof, pursuant to the notice of the Meeting.

     The notice of the Annual Meeting and this proxy statement, together with a proxy card and the Company's 2002 Annual Report, are being sent to stockholders on or about April 7, 2003.

     Only common stockholders of record on the books of the Company at the close of business on March 20, 2003, are entitled to vote at the Meeting. A stockholder of record is entitled to one vote for each share of common stock owned. As of February 28, 2003, the Company had 258,013,728 shares of common stock outstanding. Under Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether there is a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions on Item 2 (ratification of the appointment of independent accountants), and Items 3 and 4 (stockholder proposals) will have the effect of negative votes. Pursuant to the rules of the New York Stock Exchange, only Items 3 and 4 (stockholder proposals) are "non-discretionary." Brokers who do not receive instructions from their clients will not have discretion to vote on Items 3 and 4, and these broker "non votes" will not be counted as votes cast for determining their outcome.


                               GENERAL INFORMATION

     The Unocal Board of Directors is soliciting this proxy. The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, personal interview, electronic mail, facsimile and other written communication. The Company also has retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies for a fee estimated to be $16,500, plus reimbursement of out-of-pocket expenses. The Board of Directors has appointed Messrs. Timothy H. Ling and Charles O. Strathman as the proxy holders for the Annual Meeting.

     All stockholders may vote by signing, dating and returning their proxy cards in the enclosed pre-addressed envelopes. Registered stockholders may instead choose to vote by telephone (from U.S. and Canada locations), using the toll-free number listed on the proxy card, or electronically on the Internet, using the web site listed on the proxy card, or in person at the Meeting. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), please read your voting card to determine whether you may vote by telephone or electronically on the Internet, following the instructions on the card. A street-name stockholder who wishes to vote at the Meeting will need to obtain a proxy from the record holder.

     A registered stockholder who has provided a proxy may revoke it at any time before the shares are voted at the Meeting by executing a later-dated proxy, by providing new instructions using the proxy telephone or Internet system, by voting by ballot at the Meeting, or by filing an instrument of revocation with the Inspector of Elections. The proxy tallying agent will record your vote according to the instructions which it receives last, regardless of when you transmitted the instructions.

     The Board of Directors wishes to encourage stockholder participation in corporate governance by its policy of ensuring the confidentiality of stockholder votes. The Company retains independent third parties to receive and tabulate stockholder votes. The manner in which any stockholder votes on any particular issue shall, subject to federal or state law requirements, be strictly confidential.

     The Board of Directors considers that some registered stockholders may want the Company to know how they have voted and the Company, where possible, may wish to inquire as to how stockholders have voted. If you want the Company to have access to your proxy card, you may check the box marked "OPEN BALLOT" on the proxy card and your proxy will be made available to the Company. Your vote will remain confidential if you do not check the "OPEN BALLOT" box.

     Registered stockholders who have computer access to the World Wide Web on the Internet and agree to receive future annual reports and proxy statements by accessing the Company's web site should check the "Electronic Delivery" box on the proxy card. If you check this box, we will inform you of the web address to access these documents electronically, and we will not mail paper copies of future annual reports and proxy statements to you unless you request paper copies.

     Most banks and brokers are delivering only one copy of the annual report and proxy statement to consenting street-name stockholders who share the same address. This saves the Company money in printing and distribution costs. Those banks and brokers will continue this practice unless they receive contrary instructions from one or more of the stockholders within the household.

     Street name stockholders in a single household who received only one copy of their annual meeting materials can request to receive separate copies in the future by contacting their bank or broker. In most cases, they may also do so by checking the appropriate box on the voting instruction card sent to them. Similarly, most street-name stockholders who are receiving multiple copies of the annual report and proxy statement at a single address may request that only a single set of materials be sent to them by checking the appropriate box on the voting instruction card sent to them, or by contacting their bank or broker.

     Rather than contacting their bank or stockbroker directly, most street-name stockholders may give instructions to receive separate copies or discontinue multiple mailings of materials by contacting the third party that mails annual meeting materials for most banks and brokers by writing to Householding Department, ADP, 51 Mercedes Way, Edgewood, NY 11717, or telephoning (800) 542-1061. Alternatively, stockholders may send written instructions to Unocal Stockholder Services, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, and the Company will forward your instructions. In both cases, your instructions must include the name of your stockbrokerage firm and your account number. Please note that some banks and stockbrokers do not follow the practice of sending only one copy of the annual meeting materials to consenting stockholders sharing the same address.

     Copies of the current annual report and proxy statement are available by contacting Unocal Stockholder Services at (310) 726-7681, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, fax (714) 985-6363, e-mail:
stockholder_services@unocal.com.

     Registered stockholders will receive one proxy statement and annual report for each account. Registered stockholders who would prefer to view annual reports and proxy statements on the internet may request electronic delivery as explained above.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. Directors in each class are normally elected for three-year terms or until their successors are duly elected and qualified. This year, there are four director nominees for three-year terms expiring at the annual meeting in 2006. Information about the four director nominees and the six continuing directors, whose terms expire in 2004 and 2005, is provided in the table below.

     The Company's director retirement policy requires that a director retire on the day of the annual meeting of stockholders following the director's 72nd birthday; thus, John W. Amerman would retire in 2004 and John W. Creighton, Jr. would retire in 2005, even though they are in the class of directors whose terms expire in 2006.

     If any nominee becomes unavailable or disqualified to serve as a director, and if the Board designates a substitute nominee, the proxy holders will vote for the substitute nominee designated by the Board.

NOMINEES FOR DIRECTORS--TERMS TO EXPIRE IN 2006

----------------------------- -------------------------------------- ------------- ------------ ----------------------

                                                                         Age
                                                                        as of
                                Principal Occupation and Business       Annual      Director     Other Directorships
            Name                           Experience                  Meeting        Since
----------------------------- -------------------------------------- ------------- ------------ ----------------------

John W. Amerman               Former Chairman (1987-1997) and             71          1991      o   Aegis Group Plc.
                              Chief Executive Officer (1987-1996)
                              of Mattel, Inc. (children's toys)
----------------------------- -------------------------------------- ------------- ------------ ----------------------
John W. Creighton, Jr.        Vice Chairman (December,                    70          1995
                              2002-present) of Unocal; Chairman
                              and Chief Executive Officer (October
                              2001-August, 2002) of UAL
                              Corporation (United Airlines);
                              Chairman (January through October,
                              2001) of Unocal; Director
                              (1988-1998), President and Chief
                              Executive Officer (1991-1997) of
                              Weyerhaeuser Company (forest
                              products)
----------------------------- -------------------------------------- ------------- ------------ ----------------------
Kevin W. Sharer               Chairman (2001-present), Chief              55          1997      o   Amgen Inc.
                              Executive Officer and President                                       (Chairman)
                              (2000-present), President and Chief                               o   3M Company
                              Operating Officer (1992-2000) and a
                              director (1992-present) of Amgen
                              Inc. (biotechnology)

----------------------------- -------------------------------------- ------------- ------------ ----------------------
                                                                                        (Table continued on next page)
                                       3

NOMINEES FOR DIRECTORS--TERMS TO EXPIRE IN 2006
----------------------------- -------------------------------------- ------------- ------------ ----------------------

                                                                         Age
                                                                        as of
                                Principal Occupation and Business       Annual      Director     Other Directorships
            Name                           Experience                  Meeting        Since
----------------------------- -------------------------------------- ------------- ------------ ----------------------
Ferrell P. McClean            Former Managing Director, Investment        56          2002      o   Graftech
                              Banking, and Senior Advisor to Head                                   International
                              of Global Oil & Gas Investment                                        Ltd.
                              Banking of J.P. Morgan Chase & Co.
                              (2000-2002); Managing Director,
                              Investment Banking, and Co-Head of
                              Global Energy Investment Banking of
                              J.P. Morgan & Co. (1991-2000)
----------------------------- -------------------------------------- ------------- ------------ ----------------------
CONTINUING DIRECTORS--TERMS TO EXPIRE IN 2004
----------------------------- -------------------------------------- ------------- ------------ ----------------------
                                                                         Age
                                                                        as of
                                Principal Occupation and Business       Annual      Director     Other Directorships
            Name                           Experience                  Meeting        Since
----------------------------- -------------------------------------- ------------- ------------ ----------------------
Frank C. Herringer            Former Chairman of the combined             60          1989      o   Charles Schwab
                              AEGON-Transamerica operations                                         Corporation
                              (financial services) and a member of                              o   Mirapoint, Inc.
                              the Executive Board of AEGON N.V.                                 o   AT&T Corp.
                              (1999-2000); Chairman
                              (1996-present), director
                              (1986-present), President
                              (1986-1999) and Chief Executive
                              Officer (1991-1999) of Transamerica
                              Corporation
----------------------------- -------------------------------------- ------------- ------------ ----------------------
Marina v.N. Whitman           Professor of business administration        68          1993      o   Procter & Gamble
                              and public policy at the University                                   Company
                              of Michigan (1992-present); serves                                o   Intelliseek, Inc.
                              as a member, director, or trustee of
                              several educational and professional
                              organizations
----------------------------- -------------------------------------- ------------- ------------ ----------------------
Charles R. Williamson         Chairman (November 2001-present),           54          2000
                              and Chief Executive Officer
                              (2001-present) of Unocal; Executive
                              Vice President, International Energy
                              Operations (1999-2000), Group Vice
                              President, Asia Operations
                              (1998-1999), Group Vice President,
                              International Operations
                              (1996-1998), Vice President,
                              Planning and Economics  (1995-1996)
                              of Unocal
----------------------------- -------------------------------------- ------------- ------------ ----------------------

                                       4



CONTINUING DIRECTORS --TERMS TO EXPIRE IN 2005

----------------------------- -------------------------------------- ------------- ------------ ----------------------
                                                                         Age
                                                                        as of
                                Principal Occupation and Business       Annual      Director     Other Directorships
            Name                           Experience                  Meeting        Since
----------------------------- -------------------------------------- ------------- ------------ ----------------------
James W. Crownover            Former Director (1982-1998),               59           1998      o   Great Lakes
                              Managing Director of Southwest                                        Chemical
                              Practice (1984-1994) of McKinsey &                                    Corporation
                              Company, Inc. (management consulting)                             o   Weingarten
                                                                                                    Realty Investors
                                                                                                o   Allied
                                                                                                    Waste
                                                                                                    Industries, Inc.
----------------------------- -------------------------------------- ------------- ------------ ----------------------
Timothy H. Ling               President and Chief Operating               45          2000
                              Officer (2001-present) of Unocal;
                              Executive Vice President, North
                              American Energy Operations
                              (1999-2000), Chief Financial Officer
                              (1997-2000) of Unocal; Partner
                              (1994-1997) of  McKinsey & Company,
                              Inc.
----------------------------- -------------------------------------- ------------- ------------ ----------------------
Donald B. Rice                Chairman (February 2002-present),           63          1998      o   Wells Fargo
                              President and Chief Executive                                         &
                              Officer (1996-present) of Agensys,                                    Company
                              Inc. (biotechnology); President and                               o   Vulcan
                              Chief Operating Officer and a                                         Materials
                              director (1993-1996) of Teledyne,                                     Company
                              Inc.                                                              o   Amgen Inc.
                                                                                                o   Scios Inc.
                                                                                                    (Chairman)
----------------------------- -------------------------------------- ------------- ------------ ----------------------

2002 BOARD MEETINGS

     The Board of Directors held nine meetings in 2002.

BOARD COMMITTEE MEETINGS AND FUNCTIONS

     The following table lists the standing committees of the Board of Directors and their members, the number of committee meetings held during 2002 and the functions performed by the committees.

--------------------------------------------------------------------------------------------------------------------
                      Committee                                              Committee Functions
--------------------------------------------------------------------------------------------------------------------

  AUDIT*                                                  Assists the Board in monitoring the integrity and
  Meetings: 8                                             reliability of the Company's financial reporting, the
                                                          Company's compliance with legal and regulatory
  James W. Crownover**                                    requirements, the adequacy of the Company's internal
  John W. Amerman                                         operating policies and controls, and the quality and
  John W. Creighton, Jr.                                  performance of combined management, independent
  Ferrell P. McClean                                      accountant, and the internal audit function.  The
                                                          Committee's charter is attached to this proxy
                                                          statement as Exhibit C.
--------------------------------------------------------------------------------------------------------------------

  BOARD GOVERNANCE*                                       Recommends to the Board the composition, role,
  Meetings: 6                                             structure and procedures of the Board and its
                                                          committees.
  Donald B. Rice **
  Frank C. Herringer                                      Oversees the periodic evaluation of the Board and makes
  Kevin W. Sharer                                         recommendations to improve the functioning and
  Marina v.N. Whitman                                     effectiveness of the Board and its committees.

                                                          Reviews and presents for Board approval the charters of
                                                          the Board committees, director compensation, and the
                                                          Company's Corporate Governance Principles.

                                                          Establishes criteria for selecting candidates for
                                                          election and reelection as directors and
                                                          identifies and presents to the Board such qualified
                                                          candidates. Considers qualified candidates
                                                          for directors recommended by stockholders, who may
                                                          recommend candidates by writing to the
                                                          Corporate Secretary of the Company.

--------------------------------------------------------------------------------------------------------------------
  EXECUTIVE                                               Has the powers and authority of the Board during
  Meetings: 3                                             the periods between Board meetings, except for
                                                          those powers specifically reserved to the full Board
  Charles R. Williamson**                                 by the Delaware General Corporation Law or the
  John W. Amerman                                         Company's Bylaws.
  Frank C. Herringer
  Donald B. Rice
--------------------------------------------------------------------------------------------------------------------

  *   Composed entirely of non-employee directors
--------------------------------------------------------------------------------------------------------------------
  **  Serves as Chair of the Committee

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                      Committee                                              Committee Functions
--------------------------------------------------------------------------------------------------------------------

  CORPORATE RESPONSIBILITY*                               Reviews the implementation of the Company's
  Meetings: 4                                             Vision and Values Statement as it relates to
                                                          corporate responsibility.
  John W. Creighton, Jr.**
  John W. Amerman                                         Reviews significant legal or other matters involving
  James W. Crownover                                      health, environment, safety, human resources,
  Ferrell P. McClean                                      community affairs and development, or ethical
                                                          conduct.

                                                          Coordinates as necessary with the Audit Committee to
                                                          ensure effective oversight of all aspects of the
                                                          Company's ethics and compliance programs.

--------------------------------------------------------------------------------------------------------------------
  MANAGEMENT DEVELOPMENT                                  Designs the Company's executive compensation program.
  AND COMPENSATION*                                       Administers all management incentive programs, and makes
  Meetings: 5                                             recommendations to the Board with respect to other
                                                          incentive compensation and equity-based plans.
  Frank C. Herringer**
  Donald B. Rice                                          Evaluates the CEO annually, and assists the CEO in the
  Kevin W. Sharer                                         evaluation of senior management.
  Marina v.N. Whitman
                                                          Establishes the levels of compensation for the CEO
                                                          and senior management.

                                                          Oversees and shapes the Company's succession and
                                                          management development programs.
--------------------------------------------------------------------------------------------------------------------
  RETIREMENT PLAN*                                        Oversees the management of the assets of the
  Meetings: 2                                             Company's retirement plans, which includes setting
                                                          investment objectives, establishing asset allocation
  James W. Crownover**                                    strategy and reviewing the investment performance and
  Donald B. Rice                                          the funded status of the plans at least annually.
  Marina v.N. Whitman

--------------------------------------------------------------------------------------------------------------------

  *   Composed entirely of non-employee directors
--------------------------------------------------------------------------------------------------------------------
  **  Serves as Chair of the Committee

--------------------------------------------------------------------------------------------------------------------

     THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED FOR THE FOUR NOMINEES, UNLESS AUTHORIZATION TO VOTE FOR THE ELECTION OF ANY NOMINEE HAS BEEN WITHHELD.

     Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting.

DIRECTORS' COMPENSATION

CASH COMPENSATION AND EXPENSES

     Non-employee directors receive the following fees and reimbursement of expenses:

     o $25,000 annual retainer for serving as a director
     o $25,000 annual retainer for serving as Vice-Chairman of the Board
     o $6,000 annual retainer for chairing a committee other than the Audit Committee
     o $15,000 annual retainer for chairing the Audit Committee
     o $3,000 per day for each Board meeting attended
     o $1,000 for each committee meeting attended
     o Reimbursement of reasonable out-of-pocket expenses related to meetings and other Company business

     From January through November, 2002, there was no Vice-Chairman position, and the annual retainer for chairing the Audit Committee was $6,000. The retainers are paid in monthly installments.

STOCK COMPENSATION

     The 2001 Directors' Deferred Compensation and Stock Award Plan (the "Plan") was approved by the stockholders at the 2001 annual meeting. A total of 500,000 shares are authorized for issuance for awards made under the Plan through July 1, 2006. Under the Plan, each non-employee director receives:

     o An annual grant of stock units equal in value to 20 percent of the Director's fees earned during the prior year
     o An initial stock option award with a value of $82,500 upon first being elected to the Board
     o An annual stock option award with a value of $27,500
     o For any cash fees voluntarily deferred, stock units equal to 120% of the cash deferred

     The Board Governance Committee (the "Governance Committee") administers the Plan. The Governance Committee has broad authority under the Plan, including the authority to establish the valuation methodology that determines the number of shares underlying option grants, within plan limits. The Governance Committee may also determine adjustments to plan terms responsive to extraordinary transactions, and establish, adopt and revise rules and regulations relating to the plan. For the 2002 annual stock option awards, and for Ferrell P. McClean's initial stock option award, the numbers of shares underlying the stock option grants were determined using a Black Scholes model that resulted in a formula that multiplied the fair market value of a share of common stock on the grant date by .3877 and then divided the award value by the result.

     The following annual stock option awards and initial stock option award were granted to non-employee directors in 2002 under the Plan:

---------------------------- ------------------------- ------------------- -------------------- --------------------
                                 Number of Shares
                                    Subject to          Exercise Price            Grant             Expiration
           Name                 Stock Option Award         Per Share              Date                 Date
---------------------------- ------------------------- ------------------- -------------------- --------------------
John W. Amerman                       1,907                 $37.2000           May 1, 2002          May 1, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------
John W. Creighton, Jr.                1,907                 $37.2000           May 1, 2002          May 1, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------
James W. Crownover                    1,907                 $37.2000           May 1, 2002          May 1, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------
Frank C. Herringer                    1,907                 $37.2000           May 1, 2002          May 1, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------
Ferrell P. McClean                    8,188                 $30.3850        December 3, 2002     December 3, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------
Donald B. Rice                        1,907                 $37.2000           May 1, 2002          May 1, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------
Kevin W. Sharer                       1,907                 $37.2000           May 1, 2002          May 1, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------
Marina v.N. Whitman                   1,907                 $37.2000           May 1, 2002          May 1, 2012
---------------------------- ------------------------- ------------------- -------------------- --------------------

     Stock options granted under the Plan are 10-year nonqualified stock options. The exercise price of the options is the fair market value of the shares on the date of grant. Initial option grants vest 33 1/3% each year over three years, and annual option grants vest 50% each year over two years. Options become immediately vested upon: (1) death or disability; (2) a Change in Control; or (3) with respect to options that have been outstanding for at least nine months, retirement from service either (A) at the end of the director's then current term and after completing five full years of service, if a director is ineligible to stand for reelection under the Company's director retirement policy, or (B) on the date of the Annual Meeting of Stockholders immediately following the director's 72nd birthday under the Company's director retirement policy and after completing five full years of service. A director who terminates service for any reason other than for cause will have three years to exercise vested options if the director served on the Board for at least three years, and two years to exercise vested options if the director served on the Board less than three years.

     Stock units represent unfunded bookkeeping entries, which are paid out in an equal number of shares of common stock at the end of the deferral period chosen by each Director for each annual grant or voluntarily deferred annual compensation. The units are fully vested and non-forfeitable at all times. Dividend equivalents are credited as additional stock units, subject to the same deferral elections.

     The minimum deferral period that may be elected for stock units is three years or following a termination of services, whichever is earlier or later. In addition, participants may elect to accelerate the payout of their units upon a Change in Control, upon certain hardships, or by requesting an early distribution, subject to a withdrawal penalty. Payout of units occurs if a unit holder would otherwise forfeit the units as a result of acceptance of government or community service.

     Subject to customary exceptions, stock options and stock units are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation. The Governance Committee, however, may permit certain transfers of stock options for estate and/or tax planning purposes to certain related persons or entities.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table lists the beneficial ownership of shares of the Company's common stock as of February 28, 2003, by all directors, director nominees, named executive officers, and all directors and executive officers as a group.

--------------------------------------------------------------------------------------------------------------------
                                                                     Right to Acquire
                                                                      Within 60 Days
                                  Sole           Shared             from February 28, 2003
                                Voting or       Voting or     ---------------------------------         Total
                                Investment      Investment    Directors' Units    Stock Options       Beneficial
             Name                 Power           Power             (A)               (B)             Ownership
--------------------------------------------------------------------------------------------------------------------
   John W. Amerman                                11,461          13,177              1,789              26,427
--------------------------------------------------------------------------------------------------------------------
   Joe D. Cecil                   14,989           4,481                             40,007              59,477
--------------------------------------------------------------------------------------------------------------------
   Dennis P.R. Codon (C)         122,262                                            133,116             255,378
--------------------------------------------------------------------------------------------------------------------
   John W. Creighton, Jr.          2,000                          27,434              1,789              31,223
--------------------------------------------------------------------------------------------------------------------
   James W. Crownover              5,000                          10,813              1,789              17,602
--------------------------------------------------------------------------------------------------------------------
   Terry G. Dallas                 2,866                                            194,088             196,954
--------------------------------------------------------------------------------------------------------------------
   Frank C. Herringer                400(D)       51,332          19,495              1,789              73,016
--------------------------------------------------------------------------------------------------------------------
   Timothy H. Ling               222,209          11,394                            250,000             483,603
--------------------------------------------------------------------------------------------------------------------
   Ferrell P. McClean                500                             247                                    747
--------------------------------------------------------------------------------------------------------------------
   Donald B. Rice                  7,200                           1,329              1,789              10,318
--------------------------------------------------------------------------------------------------------------------
   Kevin W. Sharer                 1,000           1,945          11,307              1,789              16,041
--------------------------------------------------------------------------------------------------------------------
   Charles O. Strathman            8,260                                             66,382              74,642
--------------------------------------------------------------------------------------------------------------------
   Marina v.N. Whitman             6,469                           6,959              1,789              15,217
--------------------------------------------------------------------------------------------------------------------
   Charles R. Williamson         204,806          15,603                            340,167             560,576
--------------------------------------------------------------------------------------------------------------------
   All directors and             614,314          96,216          90,761          1,084,961           1,886,252
   executive officers
   as a group
   (15 persons, including
   those listed above) (E)
--------------------------------------------------------------------------------------------------------------------

(A) Unocal common stock deliverable for outstanding stock units under the 2001 Directors' Deferred Compensation and Stock Award Plan at or within 60 days from February 28, 2003. The number shown assumes accelerated distribution of the stock units. Directors may receive immediate payment of stock unit balances subject to a 10% forfeiture. Directors may also elect to receive payment of stock units upon termination of service, provided that such election is made prior to the deferral period, or twelve months prior to termination. Excludes units for 1st quarter, 2003 compensation, as units are credited at the end of each quarter.
(B) Common shares underlying employee or director stock options exercisable at or within 60 days from February 28, 2003, including shares underlying options that were "out-of-the-money" on February 28, 2003.
(C)  Mr. Codon ceased being an executive officer on December 3, 2002.
(D)  Held by  Mr. Herringer as custodian for his daughter.
(E) Shares beneficially owned by all directors, director nominees and executive officers as a group were less than one percent (1%) of the common stock outstanding. No 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust were owned by directors or executive officers.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission rules require that directors and executive officers report to the Commission changes in their beneficial ownership of Unocal stock, and that any late filings must be disclosed. On December 3, 2002 Unocal's Board elected Charles O. Strathman as Vice President and Chief Legal Officer. Mr. Strathman's Form 3 reporting initial beneficial ownership was filed late on February 11, 2003.

                                OTHER INFORMATION

     Mr. Creighton was interim chairman and chief executive officer of UAL Corporation from October, 2001 through August, 2002. UAL Corporation filed for protection under Chapter 11 of the U.S. Bankruptcy Code on December 9, 2002.









                      [This space left intentionally blank]

                             EXECUTIVE COMPENSATION

        REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

This report of the Management Development and Compensation Committee of the Board of Directors (the "Committee") describes the executive compensation programs and policies of the Company, including its short-term and long-term incentive compensation plans. Key elements of the compensation program are:

o    Compensation Committee members are independent, non-employee directors

o Salaries are based on comparisons with petroleum and energy industry medians

o    Long-term incentives use absolute and/or relative stock performance

o Short-term incentives use a combination of stock performance, financial performance, individual performance and operational results

o The peer group of companies was changed for 2003 to reflect changes in the petroleum industry

o    Committee retains and is assisted by an outside consultant.

         The Committee, composed entirely of independent, non-employee directors, is responsible for setting and administering the annual and long-term compensation programs. The Committee reviews and determines executive officer salaries and incentive awards under the 1998 Management Incentive Program. The Committee also administers the 2000 Executive Stock Purchase Program. The Committee is assisted by an outside consultant, and has delegated certain administrative responsibilities with respect to salaries and incentive awards for non-executive officers to the Chairman and Chief Executive Officer (the "CEO"). The outside consultant and the CEO are present at Committee meetings but cannot vote. The Committee considers competitive compensation data, Company performance and individual performance, including adherence to the Company's Code of Conduct, in establishing executive compensation. The Committee meets outside the presence of the CEO on certain matters, including CEO compensation and certain succession issues. The Committee met five times in 2002.

         The compensation program for the CEO and other executives consists of four elements: salary, annual cash bonus, performance share awards and stock options. All of these elements, other than salary, are part of the Management Incentive Program. Each element of executive compensation is discussed below.

         The Management Incentive Program, consisting of the Revised Incentive Compensation Plan and the Long-Term Incentive Plan of 1998, was developed to reinforce the goal of creating value for the stockholders. The Program, approved by the stockholders in 1998 and subsequently amended with stockholder approval in 2000 and 2002, explicitly links short-term and long-term incentive compensation to the Company's common share price performance.

         In addition to absolute share price appreciation, some of the components of the Company's executive compensation program use relative share price performance. The "Comparative Return to Shareholders" compares the Company's share price, plus dividends (Total Shareholder Return or "TSR") to that of a group of companies in energy-related businesses (the "Peer Group").

         The Peer Group is designed to have a composite business mix that is similar to that of the Company as of the beginning of an award period. Therefore, the effects of commodity prices and other external events should be similar for the Company and the Peer Group, taken as a whole. The companies comprising the Peer Group are reviewed periodically and changed as business characteristics of these companies, and of Unocal, change. Once the Peer Group is established for a particular award, it is not altered for the award period. If a company in the Peer Group does not continue as a public company to the end of an award period, the calculation uses the average share price 60 days prior to the merger or other corporate transaction which resulted in such company no longer being listed on a stock exchange. The Peer Group for 2002 awards under the Management Incentive Program consisted of 15 companies that, as a group, reflected Unocal's current lines of business. For 2003 Awards, two companies were added and six companies were deleted, resulting in a Peer Group of 11 companies. These changes reflected continuing restructuring in the petroleum industry and the growing importance of Unocal's international operations.

         It is the Committee's belief and intention that applicable executive incentive compensation paid or accrued in 2002 under the Management Incentive Program will be fully deductible as performance-based compensation under the requirements of Section 162(m) of the Internal Revenue Code.

SALARY

         The base salaries of the CEO and the other executive officers are reviewed annually and when there is a significant change in an executive's responsibilities. The Committee considers the responsibilities, experience and performance of the executive officers and survey data on the compensation paid by energy and petroleum-related companies for similar positions. For 2002, the Committee selected a group of 11 companies to use to compare salary and other compensation (the "Compensation Group"). All of these companies were also part of the Peer Group used for calculating Comparative Return to Shareholders in 2002, but four companies in the Peer Group were not included either because of their size or because they were non-U.S. companies. Following a review of compensation data in 2002, the salary of the CEO, Mr. Williamson, was increased to $836,000 in July, 2002.

         The objective of the Committee is to establish base salaries that are near the median paid by the companies in the Compensation Group, with adjustments for reporting relationships, responsibilities and job scope. After increases to the base salary of the executive officers for 2002, the salaries of those officers as a group and that of the CEO were at approximately the estimated median of comparative salaries of the surveyed companies.

UNOCAL DEFERRED COMPENSATION PLAN

         The Unocal Deferred Compensation Plan (the "DCP"), adopted in 2001, allows participants to defer up to 90% of annual bonuses and up to 50% of salary. The participant may elect various investment options, which determine the ultimate payment due at the end of the elected deferral period. The DCP is largely unfunded and the participants are unsecured creditors of the Company.

REVISED INCENTIVE COMPENSATION PLAN

         The Revised Incentive Compensation Plan (the "RICP") is the Company's annual bonus plan for senior and middle management. Each award period under the Plan is one year. The annual bonus pool for a calendar year equals 2% of the Company's "Net Cash Provided by Operating Activities," which is the maximum amount of annual cash bonuses that may be awarded in a calendar year.

         Prior to March of each year, the Committee establishes a percentage of this bonus pool as the maximum target award for the CEO and certain other executive officers. The Committee also establishes individual target awards for the remaining participants based on salary grade.

         For 2002, the Committee approved a bonus award payout based 25% on Comparative Return to Shareholders, 37.5% on financial performance ("Return on Capital Employed" and "Free Cash Flow") and 37.5% on an evaluation of the calendar year activities that will affect future performance. The Committee determined that the Company performed below the established goals with respect to the financial and future performance measures, while the Company's TSR was at the 15th percentile of the Peer Group, resulting in no payout with respect to this factor. Consequently, for 2002 the bonus award pool for the entire eligible group was set at 52% of the target amount. Awards were subject to further adjustment to reflect business unit and individual performance.

         The RICP provides for deferral of awards into restricted stock and awards can also be deferred under the DCP as described above. The portion of the award deferred into restricted stock is increased by 20% to compensate for the executive foregoing immediate cash compensation and for the risk of forfeiture. The restriction period is five years. The award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period, unless the recipient retires at or after age 65. Mr. Williamson deferred 90% of his award into the DCP. The Company's other five named executive officers deferred an average of 10% of their awards into restricted stock and 38% into the DCP.

EXECUTIVE STOCK PURCHASE PROGRAM

         The Executive Stock Purchase Program was approved by stockholders at the 2000 Annual Meeting. Mr. Williamson and nine other participants (including three named executive officers) received interest-bearing, full recourse loans to purchase shares of Unocal common stock. Since the executives invest in shares of the Company, the Program links their interests with other stockholders by having the executive's assets subject to the risks and rewards of Unocal stock ownership. Interest on the executive loans accrues at an annual rate of 6.8%. Dividends on shares held by the participant must be used to repay loan balances. While participants can elect to repay the loan and accrued interest at any time, full repayment of principal and accrued interest is not due until March, 2008.

         The program resulted in the participants acquiring 1,150,310 shares of stock, thus aligning their interests with those of other stockholders. Mr. Williamson acquired 179,737 shares of Unocal stock and had an outstanding loan balance of $5.6 million on December 31, 2002. Each of the participants was also granted a Performance Bonus Award, as described below. In February 2002, the Committee decided that no additional loans would be made and cancelled the authorization for the remaining 599,690 shares reserved under the Program for future issuance.

LONG-TERM INCENTIVE PLAN

         The Long-Term Incentive Plan of 1998, as amended (the "1998 Plan"), is administered by the Committee and provides for awards in the form of non-qualified stock options, performance shares, performance bonus awards and restricted stock. The previous plan, The Long-Term Incentive Plan of 1991 (the "1991 Plan"), also provided for grants of non-qualified stock options, performance shares and restricted stock.

         In 2000, the stockholders approved Performance Bonus Awards under the 1998 Plan. Performance Bonus Awards were made only to participants in the Executive Stock Purchase Program. Performance Bonuses are payable based on the Company's comparative TSR and absolute share price. Determination of whether these factors will result in any payment will be made as of December 31, 2003. Based on the Company's TSR and absolute share price as of December 31, 2002, if the award period had ended on such date, no performance bonuses would have been payable.

         The Committee awarded a "target" number of performance share units in 1999 to the CEO and other executive officers for the 1999 - 2002 performance period under the 1998 Plan. Each unit is the equivalent of one share of the Company's common stock. The awards are dependent on the executive's level of responsibility and base compensation. Mr. Williamson's award for this performance period was 5,000 units.

         The actual payout of awards at the end of the four-year performance period is determined by how the Company's TSR for the period compares to that of the Peer Group. The maximum number of shares that can be paid out is 200% of the performance share units granted, and the maximum value of the payout cannot exceed 400% of the Fair Market Value of the initial award. During the 1999 - 2002 performance period, the Company's TSR was significantly below the average of the Peer Group. Therefore, none of the performance share units awarded were paid out to the participants, including Mr. Williamson.

         Option grants are normally made in February or March of each calendar year. Prior option grants are not considered in making these awards except when a grant is in lieu of future grants. The number of options granted to the executive officers is determined by reviewing option grants for similar positions by the surveyed companies. The compensation value of the option grants to the executive officers as a group is also compared to option grants and compensation data available from the proxy statements of other large public companies. The option exercise price under the 1998 Plan is the fair market value on the date of grant. Exercise of an option results in compensation to the employee only if the fair market value on the date of exercise exceeds the price on the date granted.

         Currently, the only numerical restrictions on grants are the total number of shares available under the 1998 Plan and the limitation that no person may be granted during any 12-month period options to acquire more then 600,000 shares. In 2001 the Company made four grants, including an option for 450,000 shares to Mr. Williamson and options to purchase 630,000 shares to three other named executive officers. These grants were made after reviewing competitive data and were intended to provide an immediate incentive to the executive to maximize share price performance by granting three years of options at one time. Since these grants were for a three-year period, these individuals did not receive option grants in 2002, and they are ineligible for option grants in 2003 and 2004.

         Since the total number of shares available under the 1998 Plan is less than five percent of the outstanding shares, individual grants during the term of the 1998 Plan have not been of such magnitude as to have any significant dilutive effects on the Company's stock.

         As described above, Unocal aligns management and stockholder interests by linking executive incentive compensation programs to share price performance and the creation of stockholder value. The 1998 Long-Term Incentive Plan also provides for grants of restricted stock to executives, managers and technical employees whose performance and potential is exceptional. The award is forfeited if the recipient resigns or is removed for cause prior to the end of the restriction period. In addition, the Company has incentive programs for other employees that focus on contributions to the success of the Company and its stockholders, including an Annual Incentive Plan, Chairman's Awards and Special Recognition Awards.

                                             Management Development
                                             and Compensation Committee
                                             of the Board of Directors

                                             Frank C. Herringer, Chair
                                             Donald B. Rice
                                             Kevin W. Sharer
                                             Marina v.N. Whitman

                                PERFORMANCE GRAPH

Cumulative Return To Stockholders*
December 31, 1997 to December 31, 2002


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG UNOCAL, S&P EXPLORATION & PRODUCTION AND S&P 500


                        [PERFORMANCE GRAPH APPEARS HERE]


                                              S&P
Measurement Period                            Exploration &         S&P 500
(Fiscal Year Covered)           Unocal        Production Index      Index
---------------------           ------        ----------------      -------
Measurement Pt - 1997           $100          $100                  $100
1998                              77            68                   129
1999                              90            81                   156
2000                             107           130                   141
2001                             102           102                   125
2002                              89           101                    97


* Price changes plus reinvested dividends.


NOTE: The S&P Oil & Gas Exploration & Production Index consists of Unocal and six other companies, which are also included in the Peer Group of companies used to compare Unocal's stockholder return for incentive compensation purposes, as explained in the Report of the Management Development and Compensation Committee beginning on page 12.


     The preceding Report of the Management Development and Compensation Committee and Performance Graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this proxy statement into any other document or its inclusion as an exhibit thereto.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation                Long Term Compensation
                             ------------------------------------  ----------------------------------
                                                                           Awards            Payouts
                                                                   ------------------------ ---------
                                                        Other      Restricted
                                                        Annual       Stock      Securities    LTIP
                                                     Compensation    Awards     Underlying   Payouts    All Other
      Name and                Salary       Bonus      (Dollars)    (Dollars)   Options/SARs (Dollars)  Compensation
 Principal Position    Year  (Dollars)   (Dollars)       (A)          (B)       (Number)       (C)      (Dollars)
--------------------------------------------------------------------------------------------------------------------
Charles R. Williamson  2002  $818,004  $ 543,403 (D)    $5,256     $28,226(E)      None       None      $71,391 (F)
  Chief Executive
  Officer
                       ---------------------------------------------------------------------------------------------
                       2001   737,502  1,100,000 (D)     5,847        None      450,000     $189,260     44,823 (G)
                       ---------------------------------------------------------------------------------------------
                       2000   436,931    186,761 (H)     5,247     155,640(I)   100,000      113,908     26,321 (J)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Timothy H. Ling        2002   659,514    170,250 (K)     5,256     181,521(L)      None        None      41,717 (M)
  President and
  Chief Operating
  Officer
                       ---------------------------------------------------------------------------------------------
                       2001   622,500    350,000 (K)     5,191     430,555(L)   240,000     332,483      35,708 (N)
                       ---------------------------------------------------------------------------------------------
                       2000   492,310    186,761 (H)     5,644     155,640(I)   100,000        None      26,469 (O)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Terry G. Dallas        2002   439,704    233,688 (D)     3,721        None         None        None      33,974 (P)
  Executive Vice
  President
  and Chief
  Financial Officer
                       ---------------------------------------------------------------------------------------------
                       2001   415,008    500,000 (D)      None        None      273,784        None      24,964 (Q)
                       ---------------------------------------------------------------------------------------------
                       2000   213,464    121,861 (R)      None        None       65,000        None       2,608 (S)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Dennis P.R. Codon      2002   393,672    115,068 (D)     5,256        None         None        None   1,504,555 (U)
  Former Senior Vice
  President, Chief
  Legal Officer and
  General Counsel (T)
                       ---------------------------------------------------------------------------------------------
                       2001   372,504    200,000 (D)     5,191        None      166,410     179,029      22,845 (V)
                       ---------------------------------------------------------------------------------------------
                       2000   335,004    146,219 (W)     5,247        None         None      98,515      20,250 (X)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Charles O. Strathman   2002   271,266     63,600 (D)     7,768      22,166(E)     9,625        None      18,160 (Y)
  Vice President and
  Chief Legal Officer
                       ---------------------------------------------------------------------------------------------
                       2001   253,620    422,000 (D)     5,684        None        8,447     122,763      15,377 (Z)
                       ---------------------------------------------------------------------------------------------
                       2000   236,018    109,286(AA)     4,668        None       10,249      67,729      14,198(BB)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Joe D. Cecil           2002   247,968     65,000 (D)     5,256        None        8,813        None      15,029(CC)
  Vice President and
  Comptroller
                       ---------------------------------------------------------------------------------------------
                       2001   234,438    120,000         5,413        None        7,819     117,648      14,162(DD)
                       ---------------------------------------------------------------------------------------------
                       2000   219,190     67,911(EE)     9,333      32,550(L)     7,145      41,561      13,171(FF)
--------------------------------------------------------------------------------------------------------------------

(A) Excludes perquisites because their value did not meet the reporting threshold of the lesser of $50,000 or 10 percent of salary plus bonus.

(B) Aggregate restricted Unocal common stockholdings at year-end 2002 and value (based on the closing price of the common stock as reported in the New York Stock Exchange Composite Transactions on December 31,
         2002): Mr. Williamson 18,154 shares, $555,149; Mr. Ling 49,830 shares,
         $1,523,801; Mr. Dallas 2,062 shares, $63,056; Mr. Codon 11,500 shares,
         $351,670; Mr. Strathman 2,867 shares, $87,673; and Mr. Cecil 4,907 shares, $150,056. Dividends are paid on restricted stock.

(C) Payout of at the end of the four-year performance period of performance shares awarded under the Long-Term Incentive Plan of 1991.

(D)      Includes amounts deferred under the Unocal Deferred Compensation Plan.

(E) Value of restricted stock received from the exercise of stock options with restrictions granted under the Long-Term Incentive Plan of 1991.

(F) Company contributions of $12,000 to participant's Unocal Savings Plan account and $38,111 to participant's Unocal Supplemental Savings Plan account; and $21,280 reportable interest on deferred cash compensation.

                                    (Footnotes continued on following two pages)

                                       17

(G) Company contributions of $10,200 to participant's Unocal Savings Plan account and $34,623 to participant's Unocal Supplemental Savings Plan account.

(H) Value on the award date, February 5, 2001, of 5,359 shares of restricted stock awarded in lieu of cash under the Revised Incentive Compensation Plan. The number of shares awarded was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the grant year.

(I) Value on the award date, February 5, 2001, of a restricted stock award elected in lieu of a cash bonus payment under the Revised Incentive Compensation Plan. The amount deferred into restricted stock was augmented by 25% to compensate for the risk of forfeiture and to promote management stock ownership. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the grant year.

(J) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $16,121 to the participant's Unocal Supplemental Savings Plan account.

(K) Bonus paid under the Revised Incentive Compensation Plan. Includes cash and amounts deferred under the Unocal Deferred Compensation Plan. An additional amount deferred into restricted stock is reported in the "Restricted Stock Awards" column.

(L) Value on the award date of a restricted stock award elected in lieu of a portion of a cash bonus payment under the Revised Incentive Compensation Plan. The amount deferred into restricted stock was augmented by 20% to compensate for the risk of forfeiture and to promote management stock ownership. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the grant year.

(M) Company contributions of $6,783 to participant's Unocal Savings Plan account and $29,599 to participant's Unocal Supplemental Savings Plan account; and $5,335 reportable interest on deferred cash compensation.

(N) Company contributions of $6,808 to participant's Unocal Savings Plan account and $27,798 to the participant's Unocal Supplemental Savings Plan account; and $1,102 reportable accumulated interest on deferred cash bonuses.

(O) Company contributions of $6,646 to the participant's Unocal Savings Plan account and $19,470 to the participant's Unocal Supplemental Savings Plan account; and $353 reportable accumulated interest on deferred cash bonuses.

(P) Company contributions of $12,000 to participant's Unocal Savings Plan account and $14,634 to participant's Unocal Supplemental Savings Plan account; and $7,340 reportable interest on deferred cash compensation.

(Q) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $14,764 to the participant's Unocal Supplemental Savings Plan account.

(R) Paid in a combination of $50,000 cash and 2,062 shares of restricted stock under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the grant year. Amount shown includes the value of the shares of restricted stock on the grant date, February 5, 2001.

                                       18


(S) Company contributions to the participant's Unocal Supplemental Savings Plan account.

(T)      Mr. Codon ceased being an executive officer on December 3, 2002.

(U) Lump sum payment of $1,415,522 and accrued vacation time of $62,000 payable pursuant to an agreement with Mr. Codon dated November 6, 2002, which is summarized under the caption "Employment Contracts, Termination of Employment and Change of Control Arrangements" beginning on page 22; Company contributions of $12,000 to participant's Unocal Savings Plan account and $12,186 to participant's Unocal Supplement Savings Plan account; and $2,847 reportable interest on deferred cash compensation.

(V) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $12,537 to the participant's Unocal Supplemental Savings Plan account; and $108 reportable accumulated interest on a deferred cash bonus.

(W) Paid in a combination of $60,000 cash and 2,474 shares of restricted stock under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the grant year. Amount shown includes the value of the shares of restricted stock on the grant date, February 5, 2001.

(X) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $9,987 to the participant's Unocal Supplemental Savings Plan account; and $63 reportable accumulated interest on deferred cash bonuses.

(Y) Company contributions of $12,000 to participant's Unocal Savings Plan account and $4,516 to participant's Unocal Supplemental Savings Plan account; and $1,644 reportable interest on deferred cash compensation.

(Z) Company contributions of $10,200 to participant's Unocal Savings Plan account and $5,177 to participant's Unocal Supplemental Savings Plan account.

(AA) Paid in a combination of $74,157 cash and 1,008 shares of restricted stock under the Revised Incentive Compensation Plan. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the grant year. Amount shown includes the value of the shares of restricted stock on the grant date, February 5, 2001.

(BB) Company contributions of $10,200 to participant's Unocal Savings Plan account and $3,998 to participant's Unocal Supplemental Savings Plan account.

(CC) Company contributions of $12,000 to participant's Unocal Savings Plan account and $3,029 to participant's Unocal Supplemental Savings Plan account.

(DD) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $3,962 to the participant's Unocal Supplemental Savings Plan account.

(EE) The portion deferred into restricted stock is reported in the "Restricted Stock Awards" column.

(FF) Company contributions of $10,200 to the participant's Unocal Savings Plan account and $2,971 to the participant's Unocal Supplemental Savings Plan account.

                            OPTION/SAR GRANTS IN 2002

------------------- ---------------------- -------------- ------------- ------------- ------------------------------
                                                                                      Potential Realizable Value
                                                                                       at Assumed Annual Rates of
                                           % of Total                                 Stock Price Appreciation for
                    Number of Securities      Options                                        Option Term (C)
                     Underlying Options     Granted to     Exercise                   ------------------------------
                         Granted (A)       Employees in      Price      Expiration         5%             10%
       Name                  (#)             2002 (B)        ($/Sh)         Date           ($)            ($)
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
Mr. Strathman               9,625               0.5%        $34.7250     02/12/2012      $210,194       $532,674
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------
Mr. Cecil                   8,813               0.5         34.7250      02/12/2012       192,462        487,735
------------------- ---------------------- -------------- ------------- ------------- -------------- ---------------

(A) The options were granted pursuant to the Long-Term Incentive Plan of 1998. The options become exercisable in four equal installments 6 months, 1 year, 2 years and 3 years from the date of grant. The exercise price of the options is the average of the highest and lowest trading prices of transactions in Unocal common stock as reported in the New York Stock Exchange Composite Transactions for the date of grant. The maximum option exercise period is ten years from the date of grant. The optionees may pay for option stock with cash, Unocal common stock they already own, or with proceeds from the sale of common stock acquired by exercise of the option through authorized cashless exercise procedures with stock brokers. Vesting of options ceases upon termination of employment. Upon a change of control (as defined in the option agreements), any unvested options would vest. The options cease to be exercisable upon termination of employment, with the following exceptions: a participant who retires at or after age 65, upon permanent and total disability, or under conditions determined by the Management Development and Compensation Committee to be for the convenience of the Company, is granted three years in which to exercise vested options. Beneficiaries have 15 months to exercise vested options upon death of the option holder. Options are nontransferable except in the event of the employee's death or pursuant to a court order, unless the Committee, in its sole discretion, permits transfers to the employee's family members and entities established for or owned by family members.

(B) The number of securities underlying all options granted to employees in 2002: 1,782,442.

(C) Use of the assumed stock price appreciation of 5% and 10% each year for the option period is specified in Securities and Exchange Commission Regulation S-K. No valuation method can accurately predict future stock price or option values because there are too many unknown factors. If the stock price does not increase above the exercise price, the options will have no value.

                     AGGREGATED OPTION/SAR EXERCISES IN 2002
                     AND DECEMBER 31, 2002 OPTION/SAR VALUES

------------------- ------------ --------------- ----------------------------------- --------------------------------
                      Shares                            Number of Securities              Value of Unexercised
                     Acquired                          Underlying Unexercised         In-The-Money Options/SARs at
                        on           Value            Options/SARs at 12/31/02           12/31/02 (Dollars) (A)
                     Exercise       Realized     ----------------------------------- --------------------------------
       Name          (Number)      (Dollars)      Exercisable      Unexercisable      Exercisable    Unexercisable
------------------- ------------ --------------- -------------- -------------------- -------------- -----------------
Mr. Williamson        2,052 (B)    $28,035 (C)       340,167            250,000         $52,169    $        0
------------------- ------------ --------------- -------------- -------------------- -------------- -----------------
Mr. Ling              None               0           250,000            145,000               0             0
------------------- ------------ --------------- -------------- -------------------- -------------- -----------------
Mr. Dallas            None               0           185,642            153,142               0             0
------------------- ------------ --------------- -------------- -------------------- -------------- -----------------
Mr. Codon (D)         None               0           129,014             83,204               0             0
------------------- ------------ --------------- -------------- -------------------- -------------- -----------------
Mr. Strathman         2,480 (E)     22,475 (C)        59,303             14,002           64,057         5,729
------------------- ------------ --------------- -------------- -------------------- -------------- -----------------
Mr. Cecil             None               0            33,469             12,898           15,978         5,324
------------------- ------------ --------------- -------------- -------------------- -------------- -----------------

(A) The price of $30.58, which was the closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions for December 31, 2002, was used to value the options.

                                       20

(B) Excludes 809 shares of restricted stock received upon the exercise of 2,051 options with restrictions, which are reported in the Restricted Stock Awards column of the Summary Compensation Table.

(C) Represents the value realized on the unrestricted shares received upon exercise. The restricted stock received upon exercise is valued at the end of the five-year restriction period, or upon termination of employment due to normal retirement or at the convenience of the Company.

(D)  Mr. Codon ceased being an executive officer on December 3, 2002.

(E) Excludes 571 shares of restricted stock received upon the exercise of 2,480 options with restrictions, which are reported in the Restricted Stock Awards column of the Summary Compensation Table.


                   LONG-TERM INCENTIVE PLANS - AWARDS IN 2002

                             PERFORMANCE SHARE UNITS

  ----------------------- ------------------- --------------- ------------------------------------------------------
                                                                          Estimated Future Payouts
                                                              ------------------------------------------------------
                                                 Period        Threshold         Target             Maximum
                             Performance          Until         Number of       Number of           Number of
                           Share Units (A)      Maturation       Shares           Shares            Shares (A)
           Name                  (#)            or Payout          (#)             (#)                 (#)
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Williamson                 17,712         12/31/2005          0             17,712              35,424
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Ling                       11,424         12/31/2005          0             11,424              22,848
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Dallas                     10,000         12/31/2005          0             10,000              20,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Codon (B)                   4,000         12/31/2005          0              4,000               8,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Strathman                   3,401         12/31/2005          0              3,401               6,802
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------
  Mr. Cecil                       3,500         12/31/2005          0              3,500               7,000
  ----------------------- ------------------- --------------- -------------- ----------------- ---------------------

(A)  Pursuant  to the  performance  shares  agreements,  the  actual  number  of performance shares paid out is based on the Company's return to stockholders for the four-year performance period (January 1, 2002 through December 31, 2005) compared to that of a group of peer companies selected by the Management Development and Compensation Committee. Return to stockholders is defined as share price appreciation plus dividends expressed as a percentage of the beginning share price. The maximum number of shares that can be paid out is 200% of the performance shares granted, and the maximum value of the payout cannot exceed 400% of the Fair Market Value of the initial award of performance shares. The Management Development and Compensation Committee may reduce the payment based on other factors at the discretion of the Committee. If Unocal's return to stockholders is at or under the 30th percentile of the peer group's return to stockholders, there is no payout. The payout percentage may not exceed 50% if Unocal's return is at the 35th percentile of the peer group's return, the payout may not exceed 100% if Unocal's return is at the 60th percentile of the peer group's return, and the payout percentage may not exceed 200% if Unocal's return is at the 100th percentile of the peer group's return. A matrix is used for determining the specific payout percentages that may not be exceeded for specific return to stockholders levels between the 30th and 100th percentile. Awards can be paid out partly in cash and partly in shares, as determined by the Management Development and Compensation Committee.

(B) Mr. Codon ceased being an executive officer on December 3, 2002. Any payout will be prorated for the length of his service during the four-year performance period.

                               PENSION PLAN TABLE
                      ESTIMATED ANNUAL RETIREMENT BENEFITS

--------------------------------------------------------------------------------------------------------------------
                                                            Years of Service
       Covered             -----------------------------------------------------------------------------------------
   Compensation (A)           10             20              25             30             35              40
--------------------------------------------------------------------------------------------------------------------

      $  200,000           $ 32,000        $ 64,000       $ 80,000        $ 96,000       $112,000    $   128,000
--------------------------------------------------------------------------------------------------------------------
         400,000             64,000         128,000        160,000         192,000        224,000        256,000
--------------------------------------------------------------------------------------------------------------------
         600,000             96,000         192,000        240,000         288,000        336,000        384,000
--------------------------------------------------------------------------------------------------------------------
         800,000            128,000         256,000        320,000         384,000        448,000        512,000
--------------------------------------------------------------------------------------------------------------------
       1,000,000            160,000         320,000        400,000         480,000        560,000        640,000
--------------------------------------------------------------------------------------------------------------------
       1,200,000            192,000         384,000        480,000         576,000        672,000        768,000
--------------------------------------------------------------------------------------------------------------------
       1,400,000            224,000         448,000        560,000         672,000        784,000        896,000
--------------------------------------------------------------------------------------------------------------------
       1,600,000            256,000         512,000        640,000         768,000        896,000      1,024,000
--------------------------------------------------------------------------------------------------------------------

(A) Covered compensation is the average monthly compensation in the 36 highest-paid months out of the last 120 months immediately preceding retirement. For the named executive officers in the Summary Compensation Table on page 17, covered compensation equals the amounts in the Salary and Bonus columns of the Summary Compensation Table and the amount of bonus that the participant elected to defer into restricted stock (other than augmentations for deferring into restricted stock).

     The Company has a noncontributory qualified defined benefit retirement plan covering substantially all U.S. payroll employees. The plan provides participants with retirement benefits based on a formula relating such benefits to compensation and years of service, less up to half of the estimated old age Social Security benefit payable. The amount of these benefits is limited by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. Where that occurs, the Company has nonqualified retirement plans designed to maintain total retirement benefits at the qualified plan formula level. The plans exclude augmentations to bonuses deferred into restricted stock, and interest and appreciation in the value of bonuses and/or salary deferred into the Unocal Deferred Compensation Plan. This Pension Plan Table, which covers all persons named in the Summary Compensation Table, shows the estimated annual benefits from the plans, before the deduction for a portion of the estimated old age Social Security benefit, as described above. The benefits shown are computed based on a single life annuity payable at normal retirement age.

     Covered compensation and credited full years of service under the retirement plan as of year-end 2002 for the executive officers named in the Summary Compensation Table are as follows: $1,167,480 and 25 years for Mr. Williamson; $974,776 and 5 years for Mr. Ling; $364,236 and 1 year for Mr. Dallas; $525,393 and 28 years for Mr. Codon; $364,766 and 22 years for Mr. Strathman; and $333,957 and 31 years for Mr. Cecil.

               EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE OF CONTROL ARRANGEMENTS

     The Company has employment agreements with Messrs. Williamson and Dallas that are effective for three years. These agreements automatically renew daily until the Company gives notice that it does not wish to further extend the term, but in no event later than the date of the Company's annual meeting following the employee's 65th birthday. The agreements provide for certain benefits following an employment termination without cause or following an alteration of the employee's employment situation, as defined in the agreements (collectively, a "Termination Without Cause"), including a payment of 3.18 times annual salary plus three times target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs, as well as continuation of medical, dental, life and disability insurance coverage for two years following the Termination Without Cause. In lieu of the foregoing continued medical, dental, life and disability benefits, the Company may elect to pay the sum of $25,000. In the event of a Termination Without Cause within 24 months of a Change of Control (as defined in the agreement), Messrs. Williamson and Dallas would also be entitled to the increase in the lump sum value of their benefits under the Company's qualified and non-qualified retirement plans, as if three years were added to their benefit service and ages thereunder. If any payment or distribution by the Company ("Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties are incurred with respect to such excise tax (such excise tax and any such interest and penalties, collectively, the "Excise Tax"), then the employee is entitled to an additional payment (a "Gross-Up Payment") in an amount such that after payment by the employee of all taxes (including any interest or penalties imposed) and Excise Tax imposed upon the Gross-Up Payment, the employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. If distributions and payments to be made by the Company do not exceed 110% of the greatest amount (the "Reduced Amount") that could be paid to Messrs. Williamson or Dallas, such that the receipt of payments would not give rise to any Excise tax, then no Gross-Up Payment will be made and the payments will be reduced to the Reduced Amount. Messrs. Williamson's and Dallas's agreements were filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     The Company has a change in control agreement with Mr. Ling that is effective for three years, renewing daily until the date that the Company gives notice that it does not wish to further extend the term. The agreement provides that in the event of a Termination Without Cause within 36 months following a Change of Control that occurred during the term of the agreement, Mr. Ling will be entitled to the same benefits as provided in the employment agreement for Mr. Williamson described above. The agreement was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     The Company also has an employment agreement with Mr. Strathman which provides that if his employment is terminated (a) by the Company, at any time for reasons other than misconduct, or (b) by the Company or as a result of Mr. Strathman's resignation, (i) after May 31, 2004 for any reason, (ii) any time after six months following the appointment of a new Chief Legal Officer/General Counsel, or (iii) following a reduction of his salary or incentive targets, then his termination shall be treated as "at the convenience of the Company" under the Company's long-term incentive plans, thus entitling him to the extended period provided therein to exercise vested stock options, the vesting of restricted stock, the pro-rata payment of performance shares and a Revised Incentive Compensation ("ICP") award for calendar years 2003 and 2004, prorated for his actual period of employment. Under such a termination he will also be entitled to such severance and termination-type benefits applicable to his position, including, at a minimum, Unocal Employee Redeployment Program and Unocal Termination Allowance Plan benefits. The agreement was filed as an exhibit to the Company's Current Report on Form 8-K dated February 4, 2003.

     The Company has an agreement with Mr. Codon relating to his resignation as an officer and to his retention as a consulting employee through September 30, 2003 (or earlier if he accepts conflicting employment). During such period, Mr. Codon will continue to be paid his current salary, accrue retirement benefits and continue to be eligible for all of the Company's benefit plans generally applicable to a full-time employee at his salary grade, provided that he will not receive any severance-type benefits or benefits under his prior employment agreement. Thereafter he will be eligible for all retiree health and welfare benefits generally applicable to an employee in his employment category. Under the agreement, Mr. Codon was paid the sum of $1,415,522, the value of his accrued vacation, his account balances under the Supplemental Savings Plan, the deferred cash portion of his ICP awards, and will be eligible to receive financial counseling services at Company expense through December 31, 2003. For calendar year 2002 he will be eligible to receive an ICP Award based on the percentage of target awards payable to corporate department employees of the Company in his salary grade based on Company performance without any adjustment for individual performance. For calendar year 2003 he will be entitled to the greater of (a) 75% of the ICP Award that would be payable to a corporate department employee in his salary grade, based on Company performance but without any adjustment for individual performance, or (b) 75% of the target ICP Award for an employee in his salary grade, without adjustment for Company or individual performance. In the event of the announcement of a "Change of Control" (as defined in the Long-Term Incentive Plan of 1998) prior to October 1, 2003, which is consummated prior to October 1, 2005, Mr. Codon shall receive the sum of $911,970 within 60 days of said Change of Control. The agreement provides that Mr. Codon will be entitled to an extended period to exercise vested stock options, the vesting of restricted stock and the pro-rata payment of performance shares, under the Company's long-term incentive plans, and retains the original payment schedule for amounts due under his March 16, 2000 loan to purchase shares of common stock of the Company under the 2000 Executive Stock Purchase Program. The agreement was filed as an exhibit to the Company's Current Report on Form 8-K dated December 3, 2002.

     In the event of a "change in control," as defined in the Company's incentive plans and agreements issued thereunder, annual cash bonuses will be paid, restricted stock will become vested, unvested options will become vested, and payout will be accelerated for performance shares and Performance Bonus Awards under the Long-Term Incentive Plan of 1998. Performance shares will be paid out at not less than the target number of shares, subject to the limitation that the fair market value of the shares paid out may not exceed 400% of the fair market value of the initial award of performance shares. The payout for Performance Bonus Awards will in no event be less than 50% of the maximum amount awardable thereunder. Annual cash bonuses under the Revised Incentive Compensation Plan will pay out at not less than the target amount, prorated by the ratio that the shortened award period bears to the calendar year. At February 28, 2003, 1,197,031 shares of restricted stock were outstanding, unvested options to purchase 4,540,640 shares of common stock were outstanding at a weighted average exercise price of $30.66, and 836,645 performance shares were outstanding. At February 28, 2003, the number of shares of restricted stock outstanding for the named executive officers were: Mr. Williamson, 17,371 shares; Mr. Ling, 38,132 shares; Mr. Dallas, 2,062 shares; Mr. Codon, 10,272 shares; Mr. Strathman, 2,253 shares; and Mr. Cecil, 4,786 shares. Unvested options outstanding at December 31, 2002 for the named executive officers are provided in the second table on page 20 of this proxy statement. Additional grants were made on February 11, 2003 to Mr. Cecil to purchase 12,745 shares, and to Mr. Strathman to purchase 14,518 shares, each at the price of $27.07. The number of performance shares outstanding at February 28, 2003 for the named executive officers were: Mr. Williamson, 61,212; Mr. Ling, 43,224; Mr. Dallas, 34,500; Mr. Codon, 14,800; Mr. Strathman, 14,263; and Mr. Cecil, 13,370. The
maximum amounts payable to the named executive officers for outstanding Performance Bonus Awards at February 28, 2003 were: $6.1 million for Mr. Williamson, $6.1 million for Mr. Ling, and $3.05 million for Mr. Codon. No Performance Bonus Awards were made to Messrs. Dallas, Strathman and Cecil.

     In 2000, the Boards of Directors of the Company and its Union Oil Company of California subsidiary approved an enhanced severance program for U.S. payroll employees not represented by collective bargaining agents in the event they lose their jobs through a change of control of the Company occurring before 2005. In the event of such a "change of control", as defined in the Company's Long-term Incentive Plan of 1998, the program provides for the immediate vesting of accrued benefits and/or accounts of all covered employees under the Company's retirement and savings plans and the immediate payment to such employees in cash of bonuses under its annual incentive compensation plans.

     The program also provides the following in the event of an eligible employee's involuntary termination (other than for death, disability or misconduct) or "constructive discharge" within two years following a change of control:

     Employees with less than five years of service would receive four months of base pay plus three-fourths of a month of base pay for every year of service.

     Employees with five or more years of service would receive four months of base pay plus an enhanced retirement benefit. The enhanced benefit would add three years to the employee's service and age, plus the benefit would utilize the highest consecutive 12 months of pensionable pay in the most recent 120 months of service. The employee would also receive the incremental difference in value, if any, of three-fourths of a month of base pay for each completed year of actual service, to a maximum of 20 months, above the discounted present value of the enhancement to the retirement benefit.

     Although all current executive officers are entitled to the benefits described in the two preceding paragraphs, payment of such benefits would reduce the amounts payable to Messrs. Williamson and Dallas under their employment agreements and to Mr. Ling under his change in control agreement.

         The program permits an eligible employee to elect an immediate distribution or rollover of his or her total retirement plan benefits. The program also provides for subsidized "COBRA" medical and dental coverage for 18 months, a "three plus three" enhancement to criteria for determining eligibility and contributions under the Company's retiree and special continuation medical coverages and eligibility under its retiree life and AD&D insurance plans, as well as certain other benefits.

     The program includes a "tax gross-up" arrangement for employees subject to the excise tax provided for by Section 280G of the Internal Revenue Code, including the named executive officers. Under this section, excise taxes are imposed on employees receiving change-of-control payments (as defined) that exceed 2.99 times the employee's average annual compensation (as defined). Under the arrangement, an employee who is subject to the excise tax would receive a gross-up payment, in addition to the amounts deemed change-of-control payments, to eliminate the effect of the excise tax. This gross-up arrangement would apply only if the employee's change-of-control payments exceed the excise tax threshold amount of Section 280G by more than 10 percent. Otherwise, such payments would be reduced below the threshold.


                           INDEBTEDNESS OF MANAGEMENT

         The Company made loans in 2000 to ten employees, three of which were executive officers during 2002, for the purchase of Unocal common stock under the 2000 Executive Stock Purchase Program, approved by stockholders at the 2000 Annual Meeting. The loans were made on March 16, 2000, and they mature on March 16, 2008. The loans accrue interest at 6.8%, compounded annually. The minimum interest payable each March 16 during the years 2001 through 2005 is limited to the amount of dividends paid during the prior 12 month period on the number of shares purchased with the loan. Any remaining unpaid accrued interest is added to the principal and accrues interest thereafter. Starting March 16, 2006, principal is payable in three equal annual payments along with the full amount of interest accrued over the past 12 months. The loans are full-recourse, with exceptions for death or disability, and are not secured by the shares of common stock purchased or by any other collateral.

         The loan agreements and related promissory notes were filed as exhibits to the Company's Current Report on Form 8-K dated March 16, 2000.

                      Loans to Executive Officers Under The
                      2000 Executive Stock Purchase Program

------------------------------ ---------------------------------------- ----------------------- --------------------------
                                                                         Largest Outstanding             Amount
                                                                             Amount Since            Outstanding at
Name                                     Principal Position                January 1, 2002           March 17, 2003
------------------------------ ---------------------------------------- ----------------------- --------------------------

Mr. Williamson                 Chairman and Chief Executive Officer            $5,732,021              $5,588,232
------------------------------ ---------------------------------------- ----------------------- --------------------------
Mr. Ling                       President and Chief Operating Officer            5,717,367               5,573,579
------------------------------ ---------------------------------------- ----------------------- --------------------------
Mr. Codon (A)                  Former Senior Vice President, General            2,886,662               2,814,768
                               Counsel and Chief Legal Officer
------------------------------ ---------------------------------------- ----------------------- --------------------------

(A) Mr. Codon ceased being an executive officer on December 3, 2002.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of December 31, 2002, the following entities were known by the Company to own beneficially more than five percent of the Company's common stock.

-------------------------------------------------------- ---------------------------------- ------------------------
                                                              Amount and Nature of
Name and Address of Beneficial Owner                           Beneficial Ownership            Percent of Class
-------------------------------------------------------- ---------------------------------- ------------------------
Capital Research and Management Company                           32,447,920 (A)                     12.5%
333 South Hope Street
Los Angeles, California  90071
-------------------------------------------------------- ---------------------------------- ------------------------
Capital Group International, Inc.
11100 Santa Monica Blvd., 15th Floor                              28,075,470 (B)                     10.9
Los Angeles, CA  90025
-------------------------------------------------------- ---------------------------------- ------------------------
Dodge & Cox
One Sansome St., 35th Floor                                       20,534,719 (C)                      8.0
San Francisco, CA  94104
-------------------------------------------------------- ---------------------------------- ------------------------

(A) Based on a Schedule 13G dated February 10, 2003, Capital Research and Management Company beneficially owned these shares as a result of acting as investment advisor to various investment companies. This number included 1,351,020 shares resulting from the assumed conversion of 1,150,000 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. Capital Research and Management Company had the sole power to dispose of or direct the disposition of all these shares. Capital Research and Management Company did not have voting power over any of the shares, which was held by the investment companies.

(B) Based on a Schedule 13G dated February 10, 2003, Capital Group International, Inc. beneficially owned these shares as the parent holding company of a group of investment management companies that provide investment advisory and management services for their clients, which include investment companies and institutional accounts. This number included 470,980 shares resulting from the assumed conversion of 400,900 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. The investment management companies had sole voting power over 24,241,040 shares, and had sole dispositive power over all these shares.

(C) Based on a Schedule 13G dated February 13, 2003, Dodge & Cox beneficially owned these shares on behalf of clients, which may include investment companies, employee benefit plans, pension funds, endowment funds or other institutional clients. Dodge & Cox had sole voting power over 18,931,569 shares, and shared voting power over 391,500 shares. Dodge & Cox had sole dispositive power over all these shares.

                                     ITEM 2.
                         RATIFICATION OF APPOINTMENT OF
              PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of the firm of PricewaterhouseCoopers LLP as independent accountants for 2003. This appointment was made by the Audit Committee of the Board of Directors.

     PricewaterhouseCoopers LLP, one of the nation's largest public accounting firms, or one of its predecessors has served as the Company's independent accountants for the past 58 years. Representatives of the firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement if so desired and will be available to respond to questions.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Committee is composed of four independent directors, each of whom meets the independence standard of the New York Stock Exchange. The Committee operates under a written charter recommended by the Committee and adopted by the Board of Directors. The Charter is attached to this proxy statement as Exhibit C. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent accountants, PricewaterhouseCoopers LLP (PwC), are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America.

     In this context, the Committee reviewed and discussed with management and the independent accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with them their independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                             Audit Committee
                                             of the Board of Directors

                                             James W. Crownover, Chair
                                             John W. Amerman
                                             John W. Creighton, Jr.
                                             Ferrell P. McClean

     The preceding Report of the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this proxy statement into any other document or its inclusion as an exhibit thereto.

AUDIT FEES

     The aggregate fees for professional services rendered by PwC for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2002, and reviews of the Company's financial statements included in its Quarterly Reports on Form 10-Q during 2002 were $3.6 million.

ALL OTHER FEES

     The aggregate fees for services rendered by PwC during 2002, other than those set forth above, were $3.6 million. These services included:

     o    Compliance audits                     $0.4 million
     o    Benefit plan audits                   $0.1 million
     o    Tax services                          $2.7 million
     o    Information technology consulting     $0.3 million
     o    Internal control consulting           $0.1 million

     The Audit Committee has considered whether the rendering of non-audit services to the Company by the independent accountants is compatible with the accountants' independence. For the year 2002, PwC non-audit projects that involved fees of $100,000 or more were reviewed by the Audit Committee. PwC non-audit projects are defined as any work performed by PwC that is not required for it to render its audit opinion on the Company's annual consolidated financial statements. Effective May 2003, in accordance with rules of the Securities and Exchange Commission implementing the Sarbanes-Oxley Act of 2002, the Audit Committee will pre-approve all audit and allowable non-audit services performed by PwC.

     The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2003. The proxy holders will vote all proxies received FOR ratification unless instructed otherwise.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting, and entitled to vote on this item, is required for ratification of the appointment.


                                     ITEM 3
                              STOCKHOLDER PROPOSAL

     A stockholder has given notice that the following proposal will be presented at the Meeting:

         "RESOLVED: The shareholders of Unocal Corporation (the "Company") urge the Board of Directors to take the necessary steps to amend the bylaws to require that an independent director who has not served as chief executive officer ("CEO") of the Company shall serve as chairman of the Board of Directors.

"Supporting Statement
---------------------

         "The primary purpose of the Board of Directors is to protect shareholders' interests by providing independent oversight of management, including the CEO. We believe that separating the roles of chairman and CEO will promote greater management accountability to shareholders and lead to a more objective evaluation of the CEO. In our opinion, an independent chairman will enhance investor confidence in our Company and strengthen the integrity of the Board of Directors.

         "Recent corporate scandals have focused attention on the issue of board independence and the need for an independent board chairman. According to the Wall Street Journal, "in a post-Enron world of tougher corporate-governance standards, the notion of a separate outside chairman is gaining boardroom support as a way to improve monitoring of management and relieve overworked CEOs" (Splitting Posts of Chairman, CEO Catches on With Boards, November 11,
2002).

         "Corporate governance experts have questioned how one person serving as both chairman and CEO can effectively monitor and evaluate his or her own performance. A blue-ribbon commission of the National Association of Corporate Directors recently observed "it is difficult for us to see how an active CEO, already responsible for the operations of the corporation, can give the time necessary to accept primary responsibility for the operations of the board."

         "New listing standards proposed by the New York Stock Exchange also stress the importance of independent boards. The proposed rules require that non-management directors must regularly meet without management. An independent chairman would provide strong leadership at these meetings.

         "Many institutional investors have found that a strong, objective board leader can best provide the necessary oversight of management. For example, the California Public Employees' Retirement System's (CalPERS) Corporate Governance Core Principles and Guidelines advocate that a lead independent director be appointed to coordinate the activities of the independent directors when the offices of chairman and CEO are held by the same person. CalPERS also asserts "true board independence may ultimately--within the next decade--require a serious re-examination of this historic combination of [the chairman and CEO] powers." (emphasis in original)

         "By setting agendas, priorities and procedures, the position of chairman is critical in shaping the work of the Board of Directors. Accordingly, we believe that having an independent director serve as chairman can help ensure the objective functioning of an effective board. Conversely, we fear that combining the positions of chairman and CEO may result in a passive and uninvolved board that rubber-stamps the CEO's own decisions.

         "For these reasons, we urge a vote FOR this resolution."

                            DIRECTORS' RECOMMENDATION

     The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

         The Board's current structure already provides for strong and independent oversight of the Company's affairs and its management. An absolute requirement to separate the positions of Chairman and CEO is not in the best interest of the Company or its stockholders. Such a requirement would restrict the flexibility the Board now has to provide the Company with the most effective leadership at any given time. While in 2001 the Board separated the roles of the Chairman and CEO, the Board believes that under current circumstances a structure that includes a Chairman also serving as CEO and an independent Vice Chairman is in the best interest of the Company and its stockholders.

     The Company has a strong system of governance that already provides for the advantages sought by the proponent. The Company's corporate governance principles (see Exhibit A, attached to this proxy statement ) include the following:

     o Evaluation of the CEO's performance: a committee composed entirely of independent directors, the Management Development and Compensation Committee, annually evaluates the performance of the CEO and senior management.

     o    Board independence: eight of ten directors are independent.

     o Board committee independence: the Board Governance Committee, the Audit Committee, the Management Development and Compensation Committee and the Corporate Responsibility Committee are all composed exclusively of independent directors. The Management Development and Compensation Committee has sole authority to hire compensation advisors to advise on senior management compensation review. The Audit Committee has the sole authority to hire the outside auditors. The Board Governance Committee has the sole authority to hire search firms to identify director candidates and compensation advisors to advise on directors' compensation.

     o Private meetings of independent directors: Independent directors meet privately, outside the presence of the CEO, on a regular basis; in fact, a private session for independent directors is scheduled at each regular meeting of the Board.

     o Independent directors' leadership: the Vice Chairman of the Board, who is an independent director, chairs the private meetings of independent directors. The Vice Chairman also sets the Board agenda in conjunction with the CEO.

     Unocal Directors' Code of Conduct (see Exhibit B, attached to this proxy statement) strengthens the Board's independence by requiring that directors inform the Chairmen of the Board and the Board Governance Committee of events, circumstances or conditions that may impact the Board's assessment of whether they meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission. This includes notification of any changes in a director's employment, other board positions, and relationships with other business, charitable and governmental entities.

Our Position:

         The Board believes that Unocal's corporate governance structure, with its emphasis on independence and accountability, makes this stockholder proposal unnecessary. Moreover, an absolute requirement that the Chairman be a non-executive of the Company would unduly limit governance options now available to the Board.

         The Board of Directors unanimously recommends voting AGAINST the adoption of this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required for approval of this proposal.

                                     ITEM 4
                              STOCKHOLDER PROPOSAL

A stockholder has given notice that the following proposal will be presented at the Meeting:

         "RESOLVED: That the shareholders of Unocal Corporation, assembled at the annual meeting in person and by proxy, hereby request the Board of Directors to take the needed steps to hire an investment banking firm to sell the Corporation.

"Supporting Statement
---------------------

         "This proposal is necessary due to the Company's chronic inability to increase the value of the common stock. Taking into account the common stock's miserable long term past performance, I believe it is in the best interest of the Corporation and its stockholders that the Corporation be promptly sold with the objective of realizing a premium over the current market price of its common stock."

                            DIRECTORS' RECOMMENDATION

     The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

     The Board unanimously believes that implementation of this proposal would not be in the best interest of the stockholders or Unocal. The proponent, a former employee, wrongly assumes that hiring an investment banker to sell Unocal would increase stockholder value. The Board believes that carrying out this proposal would not only fail to maximize stockholder value but would also harm Unocal and its stockholders.

     Although approval of this proposal would not be binding, the Board believes that its approval would erode stockholder value. Speculation that Unocal was "for sale" would harm relationships with employees, business partners, foreign governments and national oil and gas companies, thereby negatively impacting Unocal's existing operations and its ability to obtain rights to new oil and gas interests. This adverse impact could significantly compromise our future opportunities and profits. The result: a decline in stockholder value.

         The Board is committed to increase the value of Unocal for all stockholders, and will continue to pursue the strategies that it believes will best achieve that objective. Unocal has assembled a very attractive portfolio of properties and interests in some of the most desirable oil and gas basins throughout the world. We expect to realize the significant value of this portfolio over the next several years.

         The Board also has a fiduciary duty to make decisions in a manner that it believes in good faith, after proper investigation, to be in the best interest of Unocal and its stockholders, including any sale or other strategic transaction involving Unocal. In this regard, the Board does not believe that a forced sale of the Company, as is advocated by the proposal, is the way to achieve maximum value for the stockholders.

         The Board has never foreclosed the possibility of any strategic transaction that is in the best interest of Unocal and its stockholders. It regularly reviews its strategic focus and alternatives, and considers initiatives that may be implemented to maximize value for its stockholders. In addition, Unocal has relationships with nationally recognized investment banking firms and receives their advice on financial and strategic matters from time to time.

Our Position

         Unocal is fully committed to enhancing stockholder value and continuing to undertake initiatives to achieve that objective. The hiring of an investment banker to engage in a forced sale of the company is counterproductive.

         The Board of Directors unanimously recommends voting AGAINST the adoption of this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required for approval of this proposal.

     The Company will provide stockholders with the names and addresses of the proponents of the stockholder proposals and information about their ownership of Unocal common stock promptly upon receipt of an oral or written request to the Secretary of the Company.


                                     ITEM 5.
                                 OTHER BUSINESS

     Only such business shall be conducted at an annual meeting of the stockholders as shall have been properly brought before the meeting pursuant to the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or by a stockholder or a beneficial owner of the Company's stock in compliance with the provisions of Section 7 of Article III of the Company's Bylaws.

     The Board of Directors has no knowledge at the time of the printing of this proxy statement of other business to be presented for action at the Annual Meeting of Stockholders or any adjournment thereof. If other business properly comes up for action at the Meeting, the proxy holders will vote the proxies in their discretion.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals submitted for inclusion in the Company's proxy statement for the 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 must be received by the Corporate Secretary at 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245, on or before December 9, 2003. Under the Company's Bylaws, stockholder proposals for consideration at the 2004 Annual Meeting, but not for inclusion in the proxy statement, must be received by the Corporate Secretary no later than February 24, 2004. If the Company's Bylaws are amended to change the date of the 2004 Annual Meeting, the deadline for submitting such proposals shall be the later of 90 days before the meeting date or the 10th day following the day on which public announcement of the meeting date is first made. Notice of such proposals must also comply with the provisions of Section 7 of Article III of the Company's Bylaws.




                                             By Order of the Board of Directors


                                             /s/ Brigitte M. Dewez


                                             Brigitte M. Dewez
                                             Corporate Secretary

April 7, 2003
El Segundo, California

                                    EXHIBIT A

                               UNOCAL CORPORATION
                         CORPORATE GOVERNANCE PRINCIPLES

Unocal's system of corporate governance emphasizes the Board of Directors' independence and strengthens its ability to evaluate corporate and management performance. It includes the following key principles:

     o    Eight of ten directors are non-management. All eight are independent.

     o The Board Governance Committee, composed of independent directors only, is charged with the responsibility of advising the Board on all board governance matters, including recommending the composition, role, structure and procedures of the board; recommending the appointment, composition and responsibilities of the committees of the board; and identifying and presenting qualified candidates for election and re-election as directors.

     o    The Audit Committee, the Corporate  Responsibility  Committee, and the
          Management   Development  and  Compensation   Committee  also  consist
          entirely of independent directors.

     o    The  Management   Development  and  Compensation   Committee  annually
          evaluates the performance of the CEO and senior management.

     o The board reviews succession planning and management development at least annually.

     o    Compensation   for  executive   officers  is  linked  to  share  price
          performance,   operating  objectives  and  other  factors,   including
          adherence to the company's code of conduct.

     o The board, as a matter of policy, does not authorize the re-pricing of stock options.

     o The schedule and length of board meetings allow sufficient time for in-depth discussions, analysis and strategic planning.

     o Independent directors meet privately on a regular basis. The Vice Chairman of the Board presides at such meetings.

     o The board meeting format is designed to encourage interaction between directors and the company's management.

     o The board and its Committees have ready access to management and the right to hire their own legal or other outside advisors. The Compensation and Management Development Committee has the sole authority to hire and terminate compensation advisors for senior management compensation review. The Audit Committee has the sole authority to hire and terminate the outside auditors. The Board Governance Committee has the sole authority to hire and terminate search firms to identify director candidates and compensation advisors to advise on directors' compensation.

     o    An orientation program is provided to each new director.

     o Directors' compensation is reviewed annually and includes cash and stock-based incentives.

     o Directors must retire from the board on the day of the Annual Meeting of Stockholders following their 72nd birthday.

     o    The company ensures the confidentiality of stockholder votes.

     o    The board reviews its performance periodically.

     o The board sets the corporate governance principles and reviews them at least annually.

                                    EXHIBIT B

                               UNOCAL CORPORATION
                           DIRECTORS' CODE OF CONDUCT



Purpose

Unocal Corporation's ("Unocal") commitment to ethical and lawful business conduct is a fundamental shared value of our Board of Directors, management and employees and critical to the company's success. Our standards for business conduct provide that we will uphold ethical and legal standards vigorously as we pursue our financial objectives, and that honesty and integrity will not be compromised by Unocal anywhere at any time. Consistent with these principles, Unocal's Board has adopted this Code of Conduct as a guide to the high ethical and legal standards expected of its members.

Guidelines

In performing their Board and Board Committee functions, our directors will:

o    Act diligently, openly, honestly and in good faith.

o Provide leadership in advancing the company's Vision, Values and Guiding Principles.

o Discharge their duties, as members of the Board and of any Board Committees on which they serve, in accordance with their good faith business judgment and in the best interests of the company and its shareholders.

o Become and remain familiar with Unocal's business and the economic and competitive environment in which the company operates and understand Unocal's principal business plans, strategies and objectives; operational results and financial condition; and relative marketplace position.

o Commit the time necessary to prepare for, attend (in person or telephonically, as appropriate) and actively participate in regular and special meetings of the Board and of the Board Committees on which they serve.

o Inform the Chairman of the Board and the Chairman of the Board Governance Committee of changes in their employment, other board positions, relationships with other business, charitable and governmental entities, and other events, circumstances or conditions that may interfere with their ability to perform their Board or Board Committee duties or impact the Board's assessment of whether they meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission.

o Not enter into, without the prior approval of the disinterested members of the Board, any transaction or relationship with Unocal in which they will have a financial or personal interest (either directly or indirectly, such as through a family member or other person or organization with which they are associated), or any transaction or situation which otherwise involves a conflict of interest.

o Maintain the confidentiality of all material non-public information about Unocal, its business and affairs.

o Abide by all applicable laws and regulations and Unocal's Insider Trading Compliance Program.

                                    EXHIBIT C

                               UNOCAL CORPORATION
                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter describes the Committee's organization, role and primary duties. The Charter will be maintained to be consistent with relevant external rules and regulations and with the needs of the Board of Directors and the Company. This document does not attempt to describe the practices to be used in carrying out the charter since these will evolve over time.


ORGANIZATION

The Audit Committee (Committee) shall consist of at least three members who shall be independent Directors. All members of the Committee shall have (or obtain within a reasonable time frame) working familiarity with basic finance and accounting practices and at least one member of the Committee shall be an audit committee financial expert. The chairperson and members of the Committee shall be appointed by the Board on the recommendation of the Governance Committee and may be replaced by the Board.

The Committee shall meet as often as it deems necessary, but not less than once per quarter. It will utilize executive sessions with the independent accountant, the internal auditor, and management. The chairperson will set the agenda for the Committee. The Committee shall have the authority to retain such outside professional assistance as it deems appropriate and shall have unrestricted access to all company personnel, facilities and records. The Company shall provide the financial resources the Committee requires in fulfilling its obligations. The Committee shall keep minutes of its meetings, report to the Board periodically, and present to the Board an annual evaluation of the Committee's performance. Two members shall constitute a quorum. The Committee may delegate from time to time its duties to a subcommittee made up of one or more Committee members. Actions and decisions of any subcommittee shall be reported to the Committee.


ROLE

The independent accountant and General Auditor shall report directly to the Committee. With assistance from management, the Committee shall be responsible for the appointment, compensation, retention and oversight of the independent accountant. It will ascertain the independent accountant's qualifications and independence and monitor its performance.

The Committee shall provide assistance to the Board in monitoring: 1) the integrity and reliability of the Company's financial reporting; 2) the Company's compliance with legal and regulatory requirements; 3) the adequacy of the Company's internal operating policies and controls; and 4) the quality and performance of combined management, independent accountant, and the internal audit function. It is the responsibility of the Committee to maintain free and open means of communication between directors, independent accountant, internal auditors, and management.

While the Committee will pursue the purposes set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountant.


DUTIES

The Committee shall have duties such as the following, in carrying out the role described above. It will be at the discretion of the Committee to determine the time dedicated to each duty as well as its focus and manner of approaching the duty.

External audit process

     1. Annually appoint the independent accountant (subject to shareholder ratification) to audit the Company's financial statements including:

               o    Audit services to be performed

               o    Audit scope and plan, and

               o    Fee arrangements and overall staffing.

     2. Carry out a process for reviewing and approving significant non-audit services to be performed by the independent accountant.

     3.   Obtain annually from the independent accountant written statements:

               o Describing all relationships the independent accountant has with the Company in order to establish their objectivity and independence, and

               o Asserting that, in their judgment, they are independent of the Company.

     4. Obtain and review annually a report from the independent accountant with respect to their internal quality control procedures, any material issues raised by the most recent internal quality control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities and steps taken to deal with any such issue.

     5.   Review with the independent  accountant any  disagreements it has with
          management  and  other   difficulties   confronting   the  independent
          accountant in the execution of its assignments.

     6. Establish personnel policies associated with the relationship between the Company and the independent accountant (e.g., five-year rotation of audit partners serving the Company, and Company hiring of auditor personnel who have had a past relationship with the Company).

     7.   With input from management, periodically review the performance of the
          independent  accountant  in  carrying  out  its  assignments;   ensure
          appropriate feedback to the accountancy firm and the Board.

Internal audit process

     1. Approve the Internal Audit Department Charter and the appointment of the General Auditor.

     2. Review and discuss annually with the General Auditor the internal audit function:

               o The internal audit plan and how it addresses these policies and current results, and

               o    The sufficiency of coverage for significant risk areas.

     3. Review summaries of internal audit reports and assessments of the company's control structure.

     4. Review the coordination of audit efforts between the independent accountant and internal audit to ensure completeness of coverage, reduction of redundant effort and the effective use of audit resources.

Financial reporting

     1. Review and discuss with management and the independent accountant the annual audited financial statements, including disclosure made in management's discussion and analysis, and their judgment on the quality of accounting principles employed, the reasonableness of significant judgments and the clarity of the financial statement disclosures. Recommend to the Board whether the audited financial statements should be included in the Company's SEC Form 10-K.

     2. Review and discuss with management and the independent accountant the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its SEC Form 10-Q, including the results of the independent accountant's review of the quarterly financial statements.

     3. Discuss with management and the independent accountant significant financial reporting issues, and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4.   Review and discuss timely reports from the independent accountant on:

               o Critical accounting policies and practices to be used and their rationale.

               o Alternative generally accepted accounting principles treatment of financial information and their implications including the treatment preferred by the independent accountant.

               o    Other   material   written    communications   between   the
                    independent accountant and management.

               o All other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards and/or SEC or NYSE regulations.

     5.   Discuss earnings press releases.

     6. Discuss with management and the independent accountant the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and practices.

     8. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the SEC Form 10-K and SEC Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein.

     9. Prepare the Audit Committee report that SEC rules require to be included in the Company's annual proxy statement.


Internal controls

     1. Review with management, the General Auditor and the independent accountant the adequacy of the Company's internal controls including controls and procedures for both financial reporting and disclosure.

     2. Review periodic reports from internal audit summarizing the results of completed engagements and the resolution or status of previously reported significant control issues.

     3. Review with management, the General Auditor and the independent accountant significant risks or exposures.

Compliance and other

In general, the Committee shall review and investigate any matters pertaining to the integrity of management, including conflicts of interest, the adherence to business conduct as required in the policies of the company, and the adherence to other legal and regulatory requirements. This shall include:

     1. Regular reviews of compliance processes including legal and regulatory requirements such as the Foreign Corrupt Practices Act and compliance training efforts.

     2. Review of Company policies and procedures for reviewing officers' expenses, perquisites and use of Company assets.

     3. Meet with the Chief Legal Officer and the other Company officers as necessary including review of any legal matters that could have a significant impact on the Company's financial statements and disclosures.

     4. Establish procedures for the receipt, retention, and treatment of complaints, from employees and others, received by the Company regarding accounting, internal accounting controls, and auditing issues. Ensure a process for responding to such complaints.

                                            UNOCAL CORPORATION
                                            C/O MELLON INVESTOR SERVICES LLC
                                            P.O. Box 3535
                                            South Hackensack, NJ 07606-9235

                                 UNOCAL [LOGO]

                                            Board of Directors Proxy
                                            2003 ANNUAL MEETING OF STOCKHOLDERS

TIMOTHY H. LING AND CHARLES O. STRATHMAN, OR EITHER OF THEM, WITH FULL POWER OF SUBSTITUTION, ARE HEREBY APPOINTED BY THE SIGNATORY OF THIS PROXY TO VOTE ALL SHARES OF COMMON STOCK HELD BY THE SIGNATORY ON MARCH 20, 2003, AT THE MAY 19, 2003 ANNUAL MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION, AND ANY ADJOURNMENT THEREOF, ON EACH OF THE ITEMS ON THE REVERSE SIDE, SUBJECT TO ANY DIRECTIONS GIVEN THERE, AND, IN THEIR DISCRETION, ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 AND 2, AND AGAINST ITEMS 3 AND 4.
                                  ---                    -------
                         (CONTINUED, AND TO BE DATED AND SIGNED ON REVERSE SIDE)

-------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-














-------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-


                     YOUR VOTE IS IMPORTANT TO THE COMPANY



                   YOU MAY VOTE BY TELEPHONE OR THE INTERNET
                   USING THE INSTRUCTIONS ON THE REVERSE SIDE

                                       OR

                          MAIL IN YOUR VOTE USING THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

UNOCAL [LOGO]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2003 ANNUAL
MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION

Please mark your votes as indicated in this example [X]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes FOR Items 1 and 2
-----------------------------------------------------------------------------------------------------------------------------------

Item 1: Election of the following nominees as         FOR ALL         WITHHOLD AUTHORITY
        directors for three-year terms to expire      Nominees [_]    to vote for ALL nominees [_]
        in 2006:
        (01) John W. Amerman
        (02) John W. Creighton, Jr.                   WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
        (03) Ferrell P. McClean
        (04) Kevin W. Sharer                          --------------------------------------------------------

Item 2: Ratification of appointment of                                                     FOR        AGAINST     ABSTAIN
        PricewaterhouseCoopers LLP as independent                                          [_]          [_]          [_]
        accountants
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes AGAINST Items 3 and 4
-----------------------------------------------------------------------------------------------------------------------------------

Item 3: Stockholder Proposal: Bylaw requiring that the                                     FOR        AGAINST     ABSTAIN
        Chairman be an independent Director.                                               [_]          [_]          [_]

Item 4: Stockholder Proposal: Hiring of an investment                                      FOR        AGAINST     ABSTAIN
        banking firm to sell the corporation.                                              [_]          [_]          [_]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           CHECK THIS BOX FOR OPEN BALLOT [_]
                                                                                           If you check this box, the Company
                                                                                           will be given access to your proxy

                                                                                           MEETING ATTENDANCE             [_]
                                                                                           Check this box if you plan to attend
                                                                                           the 2003 Annual Meeting

                                                                                           CHECK THIS BOX FOR
                                                                                           ELECTRONIC DELIVERY            [_]
                                                                                           (If you check this box, you agree to
                                                                                           receive future annual reports and
                                                                                           proxy statements by using a computer
                                                                                           to access Unocal's site on the
                                                                                           Internet, and we will not mail paper
                                                                                           copies of future annual reports and
                                                                                           proxy statements to you unless you
                                                                                           request them.)

SIGNATURE                      SIGNATURE                       DATE
         ---------------------           ---------------------      ------------
Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign. - SEE OTHER SIDE FOR IMPORTANT INFORMATION -
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                                                                   UNOCAL [LOGO]


                                                                ADMISSION TICKET
                                                                ----------------

UNOCAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS

Meeting Time/Date:      10:00 a.m., Monday, May 19, 2003
Meeting Location:       Unocal Hartley Center Auditorium,
                        376 S. Valencia Avenue, Brea, CA 92823

***Bring this  admission  ticket and a photo I.D. with you to the meeting on May
19. Do not mail.***

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------                    ------------------------------                    -----------------------------
         Internet                                           Telephone                                            Mail
  http://www.eproxy.com/ucl                              1-800-435-6710
------------------------------                    ------------------------------                    -----------------------------
Use the Internet to vote your                      Use any touch-tone telephone                     Mark, sign and date your
proxy. Have your proxy card                        to vote your proxy. Have                         proxy card and return it
in hand when you access the                        your proxy card in hand when                     in the enclosed postage-paid
web site. You will be                  OR          you call. You will be                 OR         envelope.
prompted to enter your control                     prompted to enter your
number, located in the box                         control number, located in
below, to create and submit an                     the box below, and then
electronic ballot.                                 follow the directions given.
------------------------------                     -----------------------------                    -----------------------------


VIEW UNOCAL'S ANNUAL REPORT AND PROXY
STATEMENT ON THE WORLD WIDE WEB!

ANNUAL REPORT: http://www.unocal.com/annualreport
PROXY STATEMENT: http://www.unocal.com/proxy

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TO: MEMBERS OF THE UNOCAL SAVINGS PLAN

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2003. THE SHARES IN YOUR ACCOUNT WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION, THE TRUSTEE OF THE UNOCAL SAVINGS PLAN WILL VOTE THE SHARES IN THE SAME POROPORTION ON EACH ISSUE AS IT VOTES THE SHARES FOR WHICH IT RECEIVES DIRECTION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE TRUSTEE WILL HAVE THE AUTHORITY TO VOTE OR GIVE PROXY TO VOTE ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY THE INDEPENDENT VOTING TABULATOR.

TO: HOLDERS OF UNOCAL RESTRICTED STOCK

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2003. YOUR RESTRICTED STOCK WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS WILL VOTE YOUR RESTRICTED STOCK IN ITS DISCRETION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE WILL HAVE THE AUTHORITY TO VOTE OR GIVE PROXY TO VOTE ON ALL MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY THE INDEPENDENT VOTING TABULATOR.

Putnam Fiduciary Trust Company, Trustee       Unocal Corporation, Administrator
Unocal Savings Plan                           Management Incentive Programs
Investors Way                                 2141 Rosecrans Ave, Suite 4000
Norwood, MA 02062                             El Segundo, CA 90245


PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE - UNOCAL SAVINGS PLAN
UNOCAL CORPORATION - ADMINISTRATOR FBO EMPLOYEES WITH RESTRICTED STOCK

ANNUAL MEETING OF STOCKHOLDERS - VOTING INSTRUCTIONS

Please mark your votes as indicated in this example [X]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes FOR Items 1 and 2
-----------------------------------------------------------------------------------------------------------------------------------

Item 1: Election of the following nominees as         FOR ALL         WITHHOLD AUTHORITY
        directors for three-year terms to expire      Nominees [_]    to vote for ALL nominees [_]
        in 2006:
        (01) John W. Amerman
        (02) John W. Creighton, Jr.                   WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
        (03) Ferrell P. McClean
        (04) Kevin W. Sharer                          --------------------------------------------------------

Item 2: Ratification of appointment of                                                     FOR        AGAINST     ABSTAIN
        PricewaterhouseCoopers LLP as independent                                          [_]          [_]          [_]
        accountants
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes AGAINST Items 3 and 4
-----------------------------------------------------------------------------------------------------------------------------------

Item 3: Stockholder Proposal: Bylaw requiring that the                                     FOR        AGAINST     ABSTAIN
        Chairman be an independent Director.                                               [_]          [_]          [_]

Item 4: Stockholder Proposal: Hiring of an investment                                      FOR        AGAINST     ABSTAIN
        banking firm to sell the corporation.                                              [_]          [_]          [_]
-----------------------------------------------------------------------------------------------------------------------------------















SIGNATURE                      SIGNATURE                       DATE
         ---------------------           ---------------------      ------------
Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign. - SEE OTHER SIDE FOR IMPORTANT INFORMATION -
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                         VOTE BY TELEPHONE OR INTERNET
                          24 hours a day/7 days a week

Your telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, and returned your voting instructions.

VOTE BY PHONE:
--------------

1)   Read the accompanying Proxy Statement.
2)   With  this  proxy  card in hand,  dial  1-800-435-6710  using a  touch-tone telephone.
3)   When prompted,  enter your Control Number,  located in the lower right-hand
                                --------------                  ----------------
     corner of this form.
     ------
4)   Follow the simple instructions to vote.

VOTE BY INTERNET:
-----------------

1)   Read the accompanying Proxy Statement.
2)   With this card in hand, access http://www.eproxy.com/ucl
3)   When prompted,  enter your Control Number,  located in the lower right-hand
                                --------------                  ----------------
     corner of this form.
     ------
4)   Follow the simple instructions to vote.

VIEW UNOCAL'S ANNUAL REPORT AND PROXY
STATEMENT ON THE WORLD WIDE WEB!

ANNUAL REPORT: http://www.unocal.com/annualreport
PROXY STATEMENT: http://www.unocal.com/proxy